Exhibit 10.10

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CONFIDENTIAL

FINAL JULY 22, 2020

LICENSE AGREEMENT

This License Agreement (this “Agreement”), entered into by and between Lieber Institute, Inc. (d/b/a: Lieber Institute for Brain Development), a nonprofit research institute with an address at 855 North Wolfe Street, Suite #300, 3rd Floor, Baltimore, MD 21205 (“LIBD”), and Latigo Biotherapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware, with an address at 1290 Rancho Conejo Boulevard, Suite 102, Thousand Oaks, CA 91320 (“Latigo”) (each a “Party” and collectively the “Parties”), is effective as of the 22nd day of July 2020 (the “Effective Date”).

BACKGROUND

A. LIBD has developed and has rights to the LIBD Nav1.8 inhibitor program (the “Licensed Program,” as defined below in more detail); and

B. Latigo wishes to obtain a license to all compounds and technology arising from the Licensed Program to research, develop and commercialize products, and LIBD is willing to grant such a license to Latigo, all on the terms and conditions set forth in this Agreement below.

NOW, THEREFORE, in consideration of the covenants and promises contained in this Agreement, and intending to be legally bound, the Parties agree as follows:

Article 1

DEFINITION OF TERMS

1.1 “Affiliate” means, with respect to an entity, any other entity that directly or indirectly controls, is controlled by, or is under common control with such entity. An entity will be deemed to “control” another if it owns or directly or indirectly controls more than fifty percent (50%) of the voting share capital of the other entity or, in the absence of ownership of more than fifty percent (50%) of the voting share capital of the entity, if it has the power to control the composition or activities of its board of directors or other governing body of such entity. The term “entity” includes without limitation any individual, corporation, or other organization.

1.2 “Combination Product” means a collection or group of products, services, and/or other components sold together (such as in a kit or package) for a single price that contains (i) a Licensed Product and (ii) one or more other products, services, and/or other components (each an “Other Product”) which is not the Licensed Product. For example, and without limitation, a Combination Product may be, a diagnostic panel comprising a Licensed Product and an independent diagnostic biomarker, i.e., the “Other Product”.

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1.3 “Commercially Reasonable Efforts” means, with respect to a Party’s objectives or obligations under this Agreement [***], taking into consideration [***]. It is anticipated that the level of Commercially Reasonable Efforts for a particular Licensed Product may [***]. For clarity, in the event of assignment of this Agreement by Latigo in accordance with Section 13.1 below, the level of effort for Commercially Reasonable Efforts shall thereafter be measured against the assignee’s efforts and resources rather than Latigo’s.

1.4 “Confidential Information” means any information disclosed by or on behalf of either LIBD or Latigo to the other under this Agreement, including information regarding the Licensed Patents or this Agreement and/or the performance of either Party hereunder, which is (a) disclosed either orally or in writing or other tangible medium, provided that if the information is provided in writing or other tangible medium it is marked “Confidential,” and if the information is provided verbally or visually it is identified as confidential at the time of disclosure and thereafter promptly reduced to a writing marked “Confidential” or (b) otherwise reasonably expected to be treated in a confidential manner as a result of the circumstances of disclosure under this Agreement or by the nature of the information itself. The obligations under Article 8 (Confidentiality) shall not apply to that part of the Confidential Information that (i) is or becomes known to the public without fault of the Party receiving the information; (ii) the receiving Party can establish that it knew, without confidentiality obligations, prior to the receipt of the same from the disclosing Party; (iii) is obtained on a non-confidential basis from a third party having the right to disclose same without breach of any obligation of confidentiality to the disclosing Party; or (iv) is developed by the receiving Party independently of and without use of or reference to the disclosing Party’s Confidential Information.

1.5 “FDA” means the United States Food and Drug Administration or any successor drug-regulatory entity thereto.

1.6 “Field” means any and all uses and applications, including all diagnostic, prophylactic and therapeutic uses.

1.7 “Fully Diluted Basis” means the total number of shares of Latigo’s issued and outstanding common stock, assuming (a) the conversion of all issued and outstanding securities directly or indirectly convertible into or exchangeable for common stock, (b) the exercise of all issued and outstanding warrants or options, and (c) the shares of common stock reserved, but neither issued nor the subject of outstanding awards, under any equity incentive or similar plan of Latigo.

1.8 “Generic Product” means, with respect to a particular Licensed Product in a country, a pharmaceutical product that is sold by a third party in such country (other than as a Sublicensee of Latigo or any of Latigo’s Affiliates under this Agreement), that (a) receives Regulatory Approval as a generic, follow-on, hybrid, or interchangeable product of such Licensed Product from the

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applicable regulatory authority in such country, (b) contains as an active ingredient the same compound as the Licensed Compound in the reference Licensed Product and (i) is approved under an abbreviated pathway under the Federal Food, Drug, and Cosmetic Act or similar legislation in the relevant country or (ii) otherwise is approved in reliance on the NDA or foreign equivalent (or data therein) for such Licensed Product, or (c) (i) contains as an active ingredient the same compound as, or a bioequivalent compound to, the Licensed Compound in the reference Licensed Product, (ii) has the same strength, form, and method of administration as such Licensed Product, and (iii) is approved by the applicable regulatory authority in such country with the same labeling as such Licensed Product.

1.9 “Improvements” means any compound that targets or interacts with Nav1.8, which is not disclosed or claimed in the Licensed Patents as of the Effective Date, but with respect to which LIBD has the right to grant a license in accordance with this Agreement.

1.10 “Improvement Patent Rights” means LIBD’s rights under: (a) all patents and patent applications which claim Improvements; (b) all substitutions, divisions and continuations, in whole or in part; (c) all patents issuing on any of the foregoing, claiming priority thereto or sharing priority therewith, and reissues, registrations, renewals, re-examinations, and extensions of the foregoing; and (d) any and all United States and foreign counterparts of any of the foregoing and all patents issuing therefrom.

1.11 “Licensed Compound” means any compound that is disclosed or that falls under the scope of one or more claims in any of the Licensed Patents, including but not limited to any and all physical chemical compounds existing as of the Effective Date that have been discovered, synthesized, characterized or developed as a result of the Licensed Program.

1.12 “Licensed Know-How” means any and all non-public know-how (including data (both primary and summary), reports, results, methods, knowledge, specifications, and formulations) and materials existing as of the Effective Date and in the possession of LIBD that (a) were used or generated or developed by or on behalf of LIBD in the course of performing the Licensed Program, and (b) are owned or controlled by LIBD. The word “control” when used in connection with Licensed Know-How means the possession (whether by ownership or otherwise) by LIBD of the right to transfer such Licensed Know-How to Latigo and to grant to Latigo the license as provided herein. Licensed Know-How is described in Appendix B attached hereto.

1.13 “Licensed Patents” means (a) any and all patent applications and issued patents owned or controlled by LIBD as of the Effective Date and listed in Appendix B attached hereto; (b) all substitutions, divisions and continuations, in whole or in part; (c) all patents issuing on any of the foregoing, claiming priority thereto or sharing priority therewith, and reissues, registrations, renewals, re-examinations, and extensions of the foregoing; (d) any and all United States and foreign counterparts of any of the foregoing and all patents issuing therefrom; and (e) any and all Improvement Patent Rights that are elected as provided in Section 6.2 hereof.

1.14 “Licensed Product” means any product that contains a Licensed Compound, the making, use, or sale of which product would infringe one or more Valid Claims of a Licensed Patent in the absence of a license. For clarity, all Licensed Products containing the same Licensed Compound as the active ingredient will be considered the same Licensed Product, regardless of formulation, indication, strength, delivery, or otherwise.

1.15 “Licensed Program” means any and all activities and efforts carried out by or on behalf of LIBD to, or intended to, discover, characterize, synthesize or modify any chemical compound directed to or interacting with the sodium ion channel subtype known as Nav1.8, the gene encoding therefor or its transcript.

1.16 “Licensed Subject Matter” means collectively the Licensed Compounds, Licensed Know-How and Licensed Patents.

1.17 “NDA” means, with respect to a Licensed Product, any new drug application filed with the FDA pursuant to 21 U.S.C. Article 505(b)(l), as amended from time to time, necessary for approval to use, market, import, sell, and offer for sale such Licensed Product.

1.18 “Net Sales” means

1.18.1 Cash, cash equivalents, and the fair market value of other valuable property received by Latigo, its Affiliates, or Sublicensees (“Selling Party”) upon the commercial sale, license, lease, performance, delivery or other commercial transfer of a Licensed Product less the following to the extent appropriately documented: (a) [***]; (b) [***]; (c) [***]; and (d) [***].

1.18.2 In the case of a sale of a Licensed Product within Latigo or between or among the Selling Parties for further sale by such transferee, Net Sales shall be based on the gross amount received for the first commercial sale of such Licensed Product to an end purchaser other than a Selling Party.

1.18.3 In the case of a sale of a Licensed Product by Latigo or any of its Affiliates or Sublicensees to a distributor, wholesaler, reseller or similarly-situated entity (which for clarity, in each case, are not Sublicensees), Net Sales shall be based on the gross amount received for the sale of such Licensed Product by the applicable Selling Party to the distributor, wholesaler, reseller or similarly-situated entity.

1.19 “Patenting Costs” means any and all past or ongoing reasonable, documented, out-of-pocket costs incurred or to be incurred by the prosecuting Party, including, but not limited to, government fees, annuities, translations, and attorneys’ fees, in the course of any Prosecution activity.

1.20 “Phase 1 Clinical Study” means a human clinical study for a Licensed Product which provides for the first introduction into humans of such Licensed Product conducted in subjects the principal purpose of which is preliminary determination of safety and tolerability of a dosing regimen for such Licensed Product and otherwise meeting the requirements of 21 C.F.R.312.21(a), as amended from time to time, or analogous study outside the United States.

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1.21 “Phase 2 Clinical Study” means a human clinical study for a Licensed Product that provides for use of a Licensed Product on a limited number of subjects, designed or intended to evaluate the effectiveness of such Licensed Product and to determine the safe and effective dose range in the proposed therapeutic indication and otherwise meeting the requirements of 21 C.F.R.312.21(b), as amended from time to time, or analogous study outside the United States.

1.22 “Phase 3 Clinical Study” means a human clinical study for a Licensed Product conducted in a sufficient number of subjects which is designed or intended to establish the clinical efficacy and safety of the Licensed Product in a manner sufficient to support an application for Regulatory Approval to market or otherwise sell such Licensed Product and otherwise meeting the requirements of 21 C.F.R. 312.21(c), as amended from time to time, or an analogous study outside the United States.

1.23 “Pre-Clinical Candidate” means a Licensed Compound for which toxicological assessment under GLP conditions will be initiated.

1.24 “Prosecution” or “Prosecuting” means preparation, filing, prosecution, issuance and maintenance of any patent rights, including substitutions, continuations, divisionals, extensions, re-examinations, reissues, supplemental examination, appeals, interferences, derivation proceedings, oppositions, all other proceedings before the United States Patent and Trademark Office (including the Patent Trial and Appeal Board) and foreign patent offices, and any judicial or other appeals of the foregoing.

1.25 “Qualified Financing” means a preferred stock financing pursuant to which Latigo issues and sells shares of its equity securities with aggregate gross proceeds to Latigo of at least [***] (including amounts received from cancellation or conversion of indebtedness).

1.26 “Regulatory Approval” means, with respect to a product, all approvals, licenses, registrations and authorizations by the applicable regulatory authority that are necessary for the marketing and sale of such product in the applicable country or jurisdiction, including pricing and reimbursement approvals to the extent required for the marketing and sale of such product in the applicable country or jurisdiction.

1.27 “Regulatory Exclusivity” means the period of any exclusive marketing rights or data exclusivity rights conferred by any regulatory authority with respect to a product in a country, excluding any exclusivity based on patent rights or patent term extensions.

1.28 “Representatives” means, with respect to a Party, its Affiliates and its and their respective directors, officers, employees, personnel, contractors, agents and representatives, and the respective successors, heirs and assigns of any of the foregoing. In the case of Latigo, “Representatives” includes Sublicensees and their respective directors, officers, employees, personnel, contractors, agents and representatives, and the respective successors, heirs and assigns of any of the foregoing.

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1.29 “Sublicense” means an agreement pursuant to which Latigo (i) grants or otherwise transfers any of its rights to make or sell Licensed Products under the rights licensed to Latigo hereunder, or (ii) agrees not to assert or seek a legal remedy for the practice of such rights described in clause (i). For clarity, an agreement pursuant to which Latigo assigns this Agreement pursuant to Section 13.1 shall not be a Sublicense.

1.30 “Sublicensee” means any non-Affiliate third party to which Latigo has granted a Sublicense.

1.31 “Sublicensing Revenue” means cash, cash equivalents, and the fair market value of other valuable property received by Latigo from Sublicensees in consideration for the grant of a Sublicense, including cash consideration in the form of license issue fees, lump sum payments and other licensing fees, milestone payments, or other property that has a general market value. Notwithstanding the foregoing, Sublicensing Revenue excludes the following: (a) [***]; (b) [***]; (c) [***]; (d) [***]; (e) [***]; and (f) [***].

1.32 “Term” has the meaning given in Section 7.1.

1.33 “Territory” means worldwide.

1.34 “Valid Claim” means any pending claim of any Licensed Patent, or issued and unexpired claim of any Licensed Patent, that has not been permanently revoked, nor held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is unappealable or unappealed in the time allowed for appeal, and which has not been cancelled, withdrawn or abandoned or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; provided that if any such pending claim does not issue within [***] ([***]) years from its filing date, such pending claim will cease to be a Valid Claim unless and until actually issued.

Article 2

GRANT; TECHNOLOGY TRANSFER

2.1 Grant to Latigo. Subject to the terms of this Agreement, LIBD hereby grants to Latigo an exclusive royalty-bearing license, with the right to grant and authorize Sublicenses as set forth below, under the Licensed Subject Matter, to make, use, sell, offer to sell, import, research, develop, and commercialize Licensed Products in the Field in the Territory.

2.2 Right to Sublicense. Latigo shall have the right to sublicense, through multiple tiers, any or all of the rights and licenses granted hereunder, provided that:

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2.2.1 each Sublicense is in writing, contains terms and conditions sufficient to enable Latigo and Latigo’s Sublicensees to comply with this Agreement, and expressly states that it is subject to this Agreement;

2.2.2 a copy of each Sublicense, which may be redacted to the extent the terms thereof are not necessary to determine compliance with this Agreement, is provided to LIBD within [***] ([***]) days following its execution, which information shall be Latigo’s Confidential Information;

2.2.3 Latigo shall be primarily responsible for complete and full compliance by all Sublicensees with the terms and conditions of this Agreement applicable to Latigo; and

2.2.4 each Sublicense shall acknowledge LIBD as an express, intended third party beneficiary of the Sublicense with respect to LIBD’s rights, and with respect to obligations to LIBD, in each case under this Agreement, having the right to enforce such terms.

2.3 Affiliate Rights and Obligations. The rights granted in Section 2.1 extend to Affiliates of Latigo, except that [***]. An Affiliate that exercises rights under this Agreement shall automatically be bound by all terms and conditions of this Agreement applicable to Latigo, including but not limited to indemnity and insurance provisions and the obligation to pay royalties and all other payments set forth herein. All acts or omissions by an Affiliate shall be considered acts or omissions of Latigo, which is, and shall remain, liable for them.

2.4 No Additional Rights. Nothing in this Agreement shall be construed to confer any rights upon either Party by implication, estoppel, or otherwise as to any technology or patent rights of the other Party or any other entity except as expressly set forth herein.

2.5 Technology and Compound Transfer. LIBD shall promptly, but no later than [***] ([***]) days after the Effective Date, and at [***], provide Latigo with Licensed Know-How and Licensed Compounds (existing as of the date of such transfer, including non-GMP and GMP batches of drug substance and formulated drug products) in the control of LIBD. During the Term of this Agreement, in the event Latigo identifies any Licensed Know-How or Licensed Compounds that were not so transferred, then LIBD shall use commercially reasonable efforts to promptly retrieve and transfer the same to Latigo (the “Technology Transfer”). Without limiting the foregoing, LIBD shall make its personnel who were involved in the Licensed Program available by telephone, video conference or email, within reason and provided such personnel are still employed by LIBD, to Latigo to ensure the transfer of and assist with Latigo’s ability to understand and implement such Licensed Know-How and use such Licensed Compounds, including by answering questions relating to the same, at [***] for [***] ([***]) days after the Effective Date of this Agreement. For clarity, LIBD shall not disclose Licensed Know-How or Licensed Compounds to any third parties without Latigo’s express prior written consent.

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Article 3

FINANCIAL CONSIDERATION

3.1 Equity Issuance. In consideration of the license and other rights granted to Latigo hereunder, [***] ([***]) days following the later of (a) [***] and (b) [***], Latigo shall issue to LIBD a number of the type of shares of Latigo issued to investors in the Qualified Financing equal to [***] percent ([***]%) of the equity capital in Latigo on a Fully Diluted Basis at the time of the initial closing of the Qualified Financing, subject to execution by LIBD of all applicable transaction documents entered into by other purchasers participating in the Qualified Financing, including, without limitation, an investor rights agreement and other related agreements, with customary representations and warranties and transfer restrictions (including, without limitation, [***]). For clarity purposes, LIBD will not be obligated to return such equity interest as a result of expiration or termination of this Agreement. Latigo agrees that the financing documents shall include [***].

3.2 Royalties. During the Royalty Term (defined below), Latigo shall pay to LIBD a royalty on Net Sales on a Licensed Product-by-Licensed Product basis in accordance with the following:

3.2.1 Subject to Section 3.2.2 below, for annual Net Sales of such Licensed Product in a calendar year, Latigo shall pay to LIBD a royalty in accordance with the table below.

Royalty Percentage	Annual Net Sales of such Licensed Product:
[***]	[***]
[***]	[***]
[***]	[***]

3.2.2 Royalties shall be paid on a Licensed Product-by-Licensed Product and country-by-country basis until the later of: (a) fifteen (15) years after first commercial sale of such Licensed Product in such country (even in the event that the Licensed Patents that cover such Licensed Product have expired prior to the end of the fifteen (15) year period); (b) expiration in such country of the last to expire Valid Claim within the Licensed Patents that would, in the absence of a license, be infringed by the sale, offer for sale, manufacture, importation or other use of such Licensed Product; or, if applicable (c) the earlier of (i) expiration of Regulatory Exclusivity, if any, for such Licensed Product in such country or (ii) the first commercial sale of a Generic Product that references such Licensed Product in such country (the “Royalty Term”). Upon the expiration of the Royalty Term with respect to a Licensed Product in a country, Latigo shall have a fully paid-up, irrevocable, perpetual license under Section 2.1 with respect to such Licensed Product in such country. Furthermore, only one royalty shall be due and payable with respect to the Net Sales of a Licensed Product. No multiple royalties shall be payable because the Licensed Product, or the manufacture or use thereof, is or shall be covered by more than one Licensed Patent.

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3.2.3 Royalty Reductions.

(a) During the Royalty Term, on a Licensed Product-by-Licensed Product and country-by-country basis, in the event that there are no Valid Claims within the Licensed Patents that would, in the absence of a license, be infringed by the sale, offer for sale, manufacture, importation or other use of such Licensed Product in such country, Latigo’s royalty rate payable to LIBD pursuant to Section 3.2 shall be reduced by [***] percent ([***]%) of the applicable royalty rate.

(b) Further, Latigo may deduct, from the quarterly royalty payments it would otherwise owe to LIBD hereunder for a particular Licensed Product, an amount equal to up to [***] percent ([***]%) of all royalties actually paid to a third party(ies) during such quarter by Latigo pursuant to a written license or other written agreement with such third party in consideration for obtaining technology or intellectual property rights from such third party(ies) that is necessary in order for Latigo to make, use, sell, offer for sale, or import such Licensed Product. Notwithstanding the foregoing, (i) under no circumstance shall the effective royalty rate applicable and due to LIBD for such Licensed Product be reduced by more than [***] percent ([***]%) of the applicable royalty rate set forth in Section 3.2.1 and (ii) to the extent that any payments made by Latigo to a third party are applicable both to Licensed Products and to other products that are being developed or commercialized by Latigo, the amount of the third party payments deducted from the royalties otherwise owing to LIBD hereunder shall be adjusted proportionately between the Licensed Products and such other products. Likewise, no deduction under this Section 3.2.3 shall be made on account of royalties paid in respect of any Other Product included in a Combination Product. Latigo shall promptly provide written notice to LIBD of any third party agreement Latigo enters into that will result in a royalty reduction pursuant to this Section 3.2.3(b).

(c) The reductions cumulatively taken by Latigo pursuant to Sections 3.2.3(a) and 3.2.3(b) shall not reduce the royalty payment otherwise payable to LIBD with respect to any given country under Section 3.2 in any given calendar quarter by more than [***] percent ([***]%), provided that [***].

3.2.4 [***].

3.3 Milestone Payments. Latigo shall pay to LIBD the following one time milestone payments (“Milestone Payments”), whether triggered by actions of Latigo or its Affiliates or Sublicensees, in accordance with the following.

3.3.1 Development/Regulatory Milestone Payments. Latigo shall pay to LIBD the applicable milestone payments for each Licensed Product to accomplish the corresponding milestone event; except that [***].

Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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3.3.2 Commercial Milestone Payments. Latigo shall pay to LIBD the applicable milestone payments upon the achievement of the corresponding annual aggregate Net Sales threshold by all Licensed Products in accordance with the table below.

Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]

3.4 Sublicensing Payments. Latigo shall pay to LIBD a percentage of all Sublicensing Revenue equal to [***] ([***]%) percent.

Article 4

RECORDS, REPORTS AND PAYMENTS

4.1 Record Accounting. Latigo, its Affiliates, and all Sublicensees, shall keep complete and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to LIBD by Latigo hereunder, and for otherwise verifying Latigo’s performance hereunder. Such books shall include for example, records pertaining to manufacturing, importation, sale and use of Licensed Products. Such books of account shall be kept at Latigo’s (or such Affiliate’s or Sublicensee’s) principal place of business, and shall be

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maintained for at least [***] ([***]) years following the end of the reporting period to which they pertain. For the sole purpose of verifying Latigo’s royalty statement or compliance in other respects with this Agreement, LIBD or its agents or representatives shall have the right at its sole expense (except as otherwise provided herein) to have an independent, certified public accountant, reasonably acceptable to Latigo, conduct an audit of records of business activities relating to this Agreement in Latigo’s (or its Affiliate’s or Sublicensee’s) principal place of business upon reasonable notice and under obligations of strict confidence. Such examinations shall be made during reasonable business hours, not more than [***] during each calendar year (except as otherwise provided herein), and not later than [***] ([***]) years following the rendering of any records pursuant to this Section 4.1. In the event an audit shows an underpayment to LIBD of [***] percent ([***]%) or more, Latigo shall bear the full reasonable, third party cost of the audit, which shall be due and payable (along with the amount of the underpayment) within [***] ([***]) days of receiving notice from LIBD. LIBD may exercise this audit right more than annually for good cause as shown by written evidence, including in the event of an underpayment of [***] percent ([***]%) or more. Should any of the foregoing examinations reveal an overpayment, then LIBD shall promptly repay to Latigo the overpaid amount within [***] ([***]) days of the final, written determination of such audit.

4.2 Quarterly Reports. Upon first commercial sale of a Licensed Product, within [***] ([***]) days of the end of each calendar quarter (or such longer period as the Parties may agree upon in good faith), Latigo shall deliver to LIBD a complete and accurate report for that quarter that includes, at a minimum, the following information for the applicable quarter, each listed by Licensed Product and by country of sale: (i) [***]; (ii) [***]; (iii) [***]; (iv) [***]; (v) [***]; (vi) [***]; and (vii) [***]. Such reports shall be considered Latigo’s Confidential Information, and shall be subject to the confidentiality provisions contained herein. If there are no sales of Licensed Products in any calendar quarter following the first commercial sale of a Licensed Product, Latigo shall report that in writing to LIBD as well.

4.3 Payments

4.3.1 Latigo shall pay to LIBD the Royalties (Section 3.2), Milestone Payments (Section 3.3), and Sublicensing Payments (Section 3.4) accruing during each calendar quarter and are due with the corresponding report for that quarter. Payments not received when due shall bear interest at [***].

4.3.2 Payments shall be paid in United States Dollars. If any currency conversion is required in connection with the payment of royalties hereunder, such conversion shall be made by using the buying rate for U.S. Dollars from such currency on the last business day of such quarter as reported in The Wall Street Journal (U.S. Internet edition).

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4.3.3 The Past Patenting Costs (as defined in Section 6.3.1) in the total amount of [***] shall be due and payable by Latigo [***] ([***]) days following the earlier of (a) [***] and (b) [***].

4.3.4 Payments once made are not refundable even if any Licensed Patent is later determined to be invalid or not applicable to a particular Licensed Product.

4.3.5 Payments to LIBD shall be made in U.S. dollars by electronic bank transfer to the following bank account:

BANK NAME:	[***]

ACCOUNT NAME:	[***]

BANK ACCOUNT NUMBER:	[***]

ROUTING NUMBER:	[***]

Article 5

DILIGENCE

5.1 Diligence Obligation. Latigo, acting itself and/or through its Affiliates or Sublicensees, shall use Commercially Reasonable Efforts to (a) develop (including filing for Regulatory Approval for) a Licensed Product for the Field in the Territory and (b) commercialize such Licensed Product in each jurisdiction in which Regulatory Approval is obtained. As between the Parties, Latigo shall conduct all development and commercialization-related activities in connection with the Licensed Program transferred hereunder, at Latigo’s sole expense.

5.2 Information Rights. Until [***], Latigo shall annually provide LIBD with summary reports evidencing its efforts in, progress made since the prior report, and future plans for, its development and commercialization of Licensed Products. Such reports shall include the information shared with Latigo’s Board of Directors with respect to the Licensed Products in the applicable period, which shall include information regarding work completed by Latigo or its Affiliates or Sublicensees, key scientific discoveries, clinical trials in progress or completed, schedule of anticipated events or milestones, notice of all FDA or other governmental filings and/or approvals regarding a Licensed Product, market plans (if any) for introduction of a Licensed Product, and significant corporate transactions involving a Licensed Product. Such reports shall be considered Latigo’s Confidential Information, and shall be subject to the confidentiality provisions contained herein. LIBD shall have the right to intermittently reasonably inquire [***] as to Latigo’s progress.

5.3 [***]. In addition to Latigo’s diligence obligations in Section 5.1, Latigo shall: (1) [***], and (2) [***]. Latigo shall promptly provide written notice to LIBD of the successful completion of both obligations described in this Section 5.3.

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Article 6

OWNERSHIP; PATENT PROSECUTION, ENFORCEMENT AND DEFENSE

6.1 Ownership of Foreground Intellectual Property. As between the Parties and as expressly provided in this Section 6.1, following the Effective Date, Latigo shall retain ownership of all compounds, products, data, results, and other subject matter made or generated by or on behalf of Latigo (together with all intellectual property rights therein, collectively, the “Foreground IP”). Latigo shall own and have responsibility for the Prosecution of any patent rights claimed or disclosed in the Foreground IP at its sole expense, including payment of applicable Patenting Costs with respect thereto.

6.2 Notice and Election of Improvements. LIBD shall promptly disclose Improvements to Latigo, and Latigo shall have the right, for a period of [***] ([***]) days, to elect to exclusively license such Improvements under this Agreement by written notice to LIBD; provided however, [***], then [***]. Upon written election by Latigo within such [***] ([***]) day period, the Parties will amend, in a timely manner, Appendix B hereto to include such Improvement Patent Rights within the Licensed Patents. LIBD shall not grant any license or other rights to such Improvements to a third party prior to the expiration of such [***] ([***]) day period. In the event that Latigo has not notified LIBD of its election to exclusively license such Improvements within such [***] ([***]) day period, LIBD may negotiate and grant a license under such Improvements to any third party; provided that [***] and [***].

6.3 Patent Prosecution of Licensed Patents

6.3.1 LIBD shall have responsibility for the Prosecution of the Licensed Patents, including choice of patent counsel; provided that such counsel is reasonably acceptable to Latigo. LIBD shall instruct patent counsel to keep Latigo informed of Prosecution of Licensed Patents, provide Latigo with copies of all material Prosecution documentation and correspondence (including office actions and draft patent applications) reasonably in advance of applicable deadlines such that Latigo has a reasonable opportunity to review and comment, give Latigo and its designees reasonable opportunity to advise LIBD on the Prosecution of the Licensed Patents, and consider in good faith Latigo’s comments and suggestions prior to taking material actions for the same. At the reasonable request of Latigo, LIBD shall consider in good faith all Prosecution actions reasonably recommended by Latigo which would expand the scope of rights sought or add dependent claims to cover specific Licensed Products; and LIBD shall notify Latigo at least [***] ([***]) days prior to any deadline if it intends to abandon, or otherwise elect to forego its rights in, any Licensed Patents and Latigo shall have the opportunity to assume control of Prosecution of such Licensed Patents in the name of LIBD at Latigo’s expense. The Parties shall cooperate in good faith to ensure that each Licensed Patent reflects, to the extent practicable and to the best of Latigo’s knowledge, all items of commercial interest to Latigo. For clarity purposes, LIBD shall have final decision authority over the Prosecution of the Licensed Patents.

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6.3.2 Latigo (or its designees) shall be reasonably permitted to discuss Prosecution of the Licensed Patents with LIBD’s outside patent counsel, provided that [***]. All non-public information exchanged between the Parties or between LIBD’s outside patent counsel and Latigo regarding Prosecution of the Licensed Patents, and all shared information regarding analyses or opinions of third party intellectual property, shall be deemed Confidential Information of the disclosing Party. In addition, the Parties acknowledge and agree that, with regard to such activities, the interests of the Parties as licensor and licensee are to obtain the strongest and broadest patent protection possible, and as such, are aligned. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the Licensed Patents or the Confidential Information, including without limitation, privilege under the common interest doctrine. Each Party shall be represented by its own counsel for matters relating to this Agreement, including for purposes of review of patent filings as provided herein, and Latigo’s right to review and/or comment on patent filings made by LIBD, and Latigo’s right to discuss prosecution of the Licensed Patents with LIBD’s outside patent counsel, is not intended and shall not be deemed to create an attorney-client relationship between Latigo and the attorney(s) of LIBD and shall not prohibit counsel of LIBD from representing LIBD (or any other client) adverse to Latigo.

6.4 Patent Reimbursements

6.4.1 Past Patenting Costs. [***], provided that [***].

6.4.2 Ongoing Patenting Costs. With respect to all Patenting Costs incurred by LIBD after the Effective Date, [***]. Ongoing and future Patent Costs shall be invoiced by [***], or by [***], and [***]. In the event that [***] (a) [***], or (b) [***], [***]; provided however that [***].

6.4.3 Exclusion of Certain Rights. With respect to any action necessary to protect a particular Licensed Patent in a particular country, if Latigo instructs LIBD in writing not to take such action, which instruction must be given at least [***] ([***]) days before a particular Prosecution action is required for the protection of certain rights comprising a Licensed Patent for such Licensed Patent, [***]. Such Licensed Patent shall thereupon cease to be a Licensed Patent hereunder and Latigo shall have no further rights or obligations therein or thereto.

6.5 Infringement of the Licensed Patents.

6.5.1 If either Party believes, discovers, receives notice of, or otherwise reasonably suspects that a Licensed Patent is being, or has been, infringed by a third party, such Party shall promptly, and before communicating with such third party about the alleged infringement, notify the other Party of such belief in writing, and as part of such notice shall provide copies of all documentary evidence of the alleged infringement.

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6.5.2 Latigo shall have the first right, but not the obligation, to bring an action against an infringer of any Licensed Patent, at Latigo’s sole expense. Latigo shall notify LIBD of its intent to exercise that right within [***] ([***]) days after Latigo becomes aware of the alleged infringement. Prior to commencing any such action, Latigo shall consult with LIBD and shall carefully consider the views of LIBD regarding the advisability of the proposed action and the public interest in making its decision whether to file suit. Latigo shall not initiate an infringement action in the absence of a good faith belief in the validity of the asserted claims after reasonable investigation. For clarity, Latigo shall also have the first right to defend any cross claim or counterclaim or action for declaratory judgment related to the Licensed Patents. LIBD shall cooperate in such action as reasonably requested by Latigo, at Latigo’s sole expense. If LIBD is legally required to be named as a party to such action for standing or other purposes, Latigo may join LIBD to such action. Latigo shall reimburse LIBD for any reasonable, documented out-of-pocket external costs, expenses or liability it incurs directly in connection with any action under this Section 6.5.2 at Latigo’s request within [***] ([***]) days after receiving an invoice from LIBD for same. Settlement or other voluntary final disposition of the suit may not be concluded without the prior written consent of LIBD [***].

6.5.3 In the event that Latigo does not initiate an infringement action against an alleged infringer or defend any declaratory judgment action with respect thereto within [***] ([***]) days after LIBD notifies Latigo thereof (or such shorter period ending [***] ([***]) days prior to the last day necessary to bring, maintain or respond to such suit or claim), LIBD may initiate and prosecute such infringement action, or defend such declaratory action, in its sole discretion for its own benefit and at its sole expense. In such instances, Latigo shall cooperate as reasonably requested by LIBD, including being named as a co-plaintiff, and shall be reimbursed by LIBD for its reasonable, documented out-of-pocket external expenses directly associated with such cooperation. Upon initiation of an infringement action by LIBD, LIBD shall have the right to seek resolution of the alleged infringement through litigation, settlement agreement or otherwise, provided that settlement or other voluntary final disposition of the suit may not be concluded without the prior written consent of Latigo [***]. Upon notification by LIBD to Latigo of LIBD’s intention to initiate or bring an infringement action, Latigo shall have no right to enter into a sublicense or otherwise reach an agreement with the alleged infringer that would have the effect of settling, terminating, or foreclosing LIBD’s action.

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6.5.4 The Party bringing or defending an action under this Section 6.5 (the “Enforcing Party”) shall keep the other Party reasonably informed of the status and progress thereof, and shall not purposefully take any position or action that would have a materially adverse effect on the Licensed Patents or scope, claims, validity or enforceability thereof without the prior written consent of the other Party [***]. Any damages, award, settlement or other recovery received by the Enforcing Party (including without limitation statutory damages, compensatory damages, lost profits damages, exemplary damages, increased damages, and awards of costs and attorney’s fees) shall [***], including [***]. Following such deductions, [***] of the remaining balance shall be [***] and [***].

6.6 Waiver of Invalidity Claims. Latigo, on behalf of itself, its Affiliates, and its Sublicensees, understands and agrees that the transfer of Licensed Subject Matter under this Agreement will confer substantial benefits to them, even in the absence of one of more Valid Claims. Such benefits include “early mover” advantage and knowledge transfer from LIBD during patent Prosecution. In addition, Latigo on behalf of itself, its Affiliates, and its Sublicensees understands and agrees that the consideration provided to LIBD for the Licensed Subject Matter reflects the nature and risks of early-stage technology, and the consideration required for a license to later stage technology would be significantly higher. Accordingly, Latigo, on behalf of itself, its Affiliates, and its Sublicensees, agrees that it shall not initiate any action to invalidate the any of the Licensed Patents and hereby waives any rights they may have to do so.

6.7 Patent Challenges. Notwithstanding the foregoing, if Latigo or any of its Affiliates or a Sublicensee initiates an action challenging the validity or enforceability of any of the Licensed Patents, the following shall apply:

6.7.1 LIBD may terminate this Agreement upon written notice to Latigo, unless Latigo or the applicable Affiliate or Sublicensee formally withdraws and ceases to pursue such action within [***] ([***]) days after receipt of LIBD’s written notice, and Latigo or such Affiliate or Sublicensee secures the dismissal with prejudice of such action as promptly as practicable thereafter;

6.7.2 No payments required by this Agreement shall be suspended or delayed during any challenge to any of the Licensed Patents and no such payments shall be subject to refund or recoupment for any reason; and

6.7.3 If such action determines that at least one claim of a Licensed Patent(s) is a Valid Claim, Latigo and the applicable challenging Affiliate and Sublicensee shall [***]. Notwithstanding the foregoing, Latigo shall [***].

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Article 7

DURATION AND TERMINATION

7.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue, on a country-by-country and Licensed Product-by-Licensed Product basis, until the expiration of the Royalty Term in such country and with respect to such Licensed Product, unless sooner terminated in accordance with the provisions herein (the “Term”).

7.2 Termination for Material Breach by either Party. If either Party materially breaches this Agreement, the other Party may terminate this Agreement upon written notice to the breaching Party referencing this Section 7.2 if the breaching Party fails to cure such material breach and to provide the nonbreaching Party with reasonably acceptable written evidence of such cure within forty-five (45) days (or such other period as set forth in Section 7.4) after receiving notice of such breach; provided, however, that if such breach is capable of being cured but cannot be cured within such forty-five (45) day period and the breaching Party initiates actions to cure such breach within such period and thereafter diligently pursues such actions, the breaching Party shall have such additional period as the non-breaching Party agrees is reasonable under the circumstances to cure such breach.

7.3 Termination for Convenience by Latigo. Latigo shall have the right to terminate this Agreement in its entirety or on a country-by-country basis upon sixty (60) days advance written notice to LIBD, if such notice is provided prior to receipt of the first Regulatory Approval for a Licensed Product. If Regulatory Approval for a Licensed Product has already been obtained, Latigo shall provide LIBD with twelve (12) months advance written notice.

7.4 Termination by LIBD. For clarity, LIBD shall have the right to terminate this Agreement upon written notice to Latigo referencing this Section 7.4 for Latigo’s material breach if: (a) Latigo fails to complete the closing of the Qualified Financing within six (6) months of the Effective Date, provided that Latigo has not completed such closing as of the time of such notice, or (b) Latigo fails to use Commercially Reasonable Efforts to develop and/or commercialize a Licensed Product for a consecutive period of three (3) months or longer, provided that Latigo has not resumed such Commercially Reasonable Efforts as of the time of such notice. Following LIBD’s notice of termination, Latigo shall be permitted [***] ([***]) days to submit a written diligence plan to LIBD for its approval [***], and [***] ([***]) days thereafter to initiate the approved plan in order to cure any failure with respect to only subsection (b) of this Section 7.4, otherwise this Agreement shall automatically terminate.

7.5 Effects of Termination. Upon termination of this Agreement for any reason, (a) all rights and licenses granted to Latigo under the terms of this Agreement, inclusive of the Licensed Program and Licensed Subject Matter licensed to Latigo hereunder, shall terminate and revert back to LIBD, and nothing herein shall be construed to release either Party from any obligation that matured prior to the effective date of such termination; (b) Latigo shall transfer back to LIBD all Licensed Know-How and Licensed Compounds, with the Technology and Compound Transfer provisions of Section 2.5 applying to Latigo mutatis mutandis; (c) all Confidential Information of the other Party shall be promptly returned or destroyed, at the disclosing Party’s election; (d) except as otherwise provided in Section 7.5.3, Latigo shall cease all production and sale of Licensed Products; (e) final reports in accordance with Article 4 (Records, Reports and Payments) shall be submitted to LIBD; and (f) all royalties and other payments, including without limitation [***], accrued or due to LIBD under this Agreement as of the termination date shall become immediately payable.

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7.5.1 Failure to Close Qualified Financing. In addition to the effects of termination specified in Section 7.5, and only in the event that LIBD terminates this Agreement pursuant to Section 7.4 for Latigo’s failure to close the Qualified Financing, Latigo shall, within [***] ([***]) days of the termination of this Agreement, (a) transfer to LIBD copies of all data (both primary and summary), reports, results, methods, specifications, formulations, and materials relating to or in connection with Salts and Polymorphs; and (b) grant LIBD a non-exclusive, royalty-free, fully paid-up, irrevocable, sublicensable, perpetual license to use and to practice all Salts and Polymorphs for any and all purposes, including without limitation to make, have made, use, sell, have sold and import products and processes. In the circumstances described in this Section 7.5.1, the foregoing license shall be deemed automatically granted, and shall not require any additional actions or written license or other agreement on the part of Latigo. For purposes of this Section 7.5.1, “Salts and Polymorphs” means any and all salts and/or polymorphs of any Licensed Compound discovered or developed by or on behalf of Latigo during the Term together with all intellectual property rights therein.

7.5.2 RTN to LIBD Upon Termination. Without limiting the effects of termination specified in Section 7.5, upon termination of this Agreement for any reason (other than (a) termination by LIBD pursuant to Section 7.4 for Latigo’s failure to close the Qualified Financing or (b) termination by Latigo for patient safety concerns as determined by Latigo in good faith), Latigo hereby grants to LIBD the exclusive right to negotiate the terms of a license agreement as further provided in this Section 7.5.2 (the “RTN”). LIBD shall notify Latigo within [***] ([***]) days following termination of this Agreement whether or not LIBD wishes to exercise the RTN. In the event that LIBD notifies Latigo that it wishes to exercise the RTN, the Parties shall discuss in good faith for up to [***] ([***]) days (or such longer period as the Parties may agree in writing) the terms and conditions pursuant to which Latigo would grant to LIBD a license to (i) all technology and intellectual property owned or controlled by Latigo and incorporated in Licensed Products then in development, (ii) information and data (both primary and summary), reports, results, methods, specifications, formulations, and materials generated in the course of performing research or development of Licensed Products (including from the conduct of Phase 1 Clinical Studies, Phase 2 Clinical Studies, and Phase 3 Clinical Studies) and (iii) all Regulatory Approvals for any Licensed Products that have received Regulatory Approval, in each case (i) – (iii), inclusive, solely for purposes of LIBD, or its Affiliates or sublicensees, developing, making, and commercializing Licensed Products. In the event that the Parties have not agreed upon such terms and conditions for such license within such [***] ([***]) day period (or such longer period as the Parties may agree), Latigo may negotiate and grant such license to any third party; provided that [***].

7.5.3 Post-Termination Product Sales. Notwithstanding the effects of termination specified in Section 7.5, after the effective date of termination of this Agreement, unless for material breach by Latigo, Latigo and its Affiliates and Sublicensees may, for a period of up to [***] ([***]) year, sell all Licensed Products existing at the time of such termination, and complete Licensed Products in the process of manufacture at the time of such termination and sell the same, provided that Latigo shall comply with all of the terms of this Agreement, including, (i) Latigo shall pay to LIBD the royalties and other payments as required hereinabove including Article 3 (Financial Considerations), and (ii) Latigo shall submit the reports required by Section 4.2 hereof.

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7.6 Effect on Sublicenses. Upon termination of this Agreement, for any reason, Latigo shall promptly notify its Sublicensees of such termination. If a Sublicensee is not in default under the Sublicense and if the Sublicense is in conformity with this Agreement, such Sublicensee shall have the right by written notice, within [***] ([***]) days of termination, to be bound to LIBD on substantially the same terms and conditions (including financial terms) obligating Latigo as it was bound to LIBD under this Agreement, within the scope of such Sublicense; provided that in no event shall LIBD be obligated in any manner that it was not to Latigo hereunder. If the Sublicensee does not elect thereto within [***] ([***]) days after the effective date of termination of this Agreement, the Sublicense and all rights granted thereunder shall terminate.

7.7 Survival. The following provisions of this Agreement, and the defined terms and provisions used or referenced therein, shall survive termination of this Agreement: Section 3.2 (Royalties), Section 3.3 (Milestone Payments), Section 3.4 (Sublicensing Payments), Section 4.1 (Record Accounting), Section 4.2 (Quarterly Reports), Section 4.3 (Payments), Article 7 (Duration and Termination), Article 8 (Confidentiality), Article 9 (Indemnification and Insurance), Section 10.4 (Disclaimers), Article 11 (Non-Use of Names and Publicity), Article 12 (Dispute Resolution), and Article 13 (Miscellaneous).

Article 8

CONFIDENTIALITY

8.1 Confidential Information. During the Term and for a period of [***] ([***]) years thereafter, the Parties agree that all Confidential Information of the disclosing Party shall be maintained in confidence by the receiving Party and shall not be disclosed by the receiving Party to any third parties unless agreed to in writing by the Party providing the information; nor shall any such Confidential Information be used by the receiving Party for any purpose other than to perform its obligations and exercise its rights under this Agreement; except, however, the Parties agree that nothing herein shall be construed to prevent (a) the receiving Party from providing information that is required to be disclosed by law, regulation or judicial order, provided that prior to any such disclosure, the receiving Party shall promptly notify the disclosing Party and shall reasonably assist the disclosing Party, upon request, to prevent or limit such disclosure of the disclosing Party’s Confidential Information, or (b) Latigo from disclosing LIBD’s Confidential Information in connection with regulatory applications and filings and to actual and potential Sublicensees, sources of financing for the activities to be conducted under this Agreement and/or acquirers in connection with the exercise of rights granted to it hereunder, in each case under written obligations of confidentiality at least as protective of LIBD’s Confidential Information as those set forth herein.

8.2 Security. Latigo and LIBD agree that the confidentiality obligations hereunder shall require that each Party use those security and confidentiality procedures and practices to protect the other Party’s Confidential Information as such Party uses for its own confidential records.

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Article 9

INDEMNIFICATION AND INSURANCE

9.1 Indemnification by Latigo. Latigo shall defend, indemnify, and hold LIBD and its Representatives (each, a “LIBD Indemnitee”) harmless from and against liabilities, damages, expenses, and recoveries (including court costs and reasonable attorneys’ fees and expenses) (collectively, “Liabilities”) resulting from third party claims, suits, proceedings, actions, and demands (collectively, “Claims”) to the extent that such Claims arise out of, are based on, or relate to (a) the research, development, use, manufacture, commercialization, importation, sale, distribution or other exploitation of any Licensed Product by or under authority of Latigo or any of its Affiliates and/or Sublicensees, including without limitation where a Licensed Product causes or is alleged to have caused bodily injury, including death, to any person or physical injury to or destruction of any tangible property; (b) a material breach of any of Latigo’s representations, warranties, or obligations under the Agreement, including without limitation the failure of Latigo or any of its Affiliates or Sublicensees or any of their respective employees, directors, officers or agents to comply with any applicable laws; (c) any act or omission of Latigo or any of its Representatives, whether negligent or otherwise; or (d) otherwise arising as a consequence of performance by Latigo or any of its Affiliates or Sublicensees of, or exercise of rights under, this Agreement. The foregoing indemnity obligation shall be reduced to the extent that any Liability arises from, is based on, or relates to (i) a material breach of any of LIBD’s representations, warranties, or obligations under the Agreement; or (ii) the willful misconduct or negligent acts of LIBD or its Affiliates.

9.2 Indemnification Procedures. LIBD shall give written notice to Latigo promptly after learning of such Claim. LIBD shall provide Latigo with reasonable assistance, at the Latigo’s expense, in connection with the defense of the Claim for which indemnity is being sought. LIBD may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, that Latigo shall have the right to assume and conduct the defense of the Claim with counsel of its choice. Latigo shall not settle any Claim without the prior written consent of LIBD [***] unless the settlement involves only the payment of money by Latigo for which LIBD has no responsibility whatsoever. So long as Latigo is actively defending the Claim in good faith, LIBD shall not settle any such Claim without the prior written consent of Latigo [***]. If Latigo does not assume and conduct the defense of the Claim as provided above, (a) LIBD may defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Claim in any manner LIBD may deem reasonably appropriate (and LIBD need not consult with, or obtain any consent from, Latigo in connection therewith), and (b) Latigo will remain responsible to indemnify (i.e., reimburse in full all expenses of) LIBD as provided in this Article 9.

9.3 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. UNDER NO CIRCUMSTANCES SHALL LIBD BE LIABLE FOR DAMAGES OF ANY NATURE IN EXCESS OF THE AMOUNTS ACTUALLY RECEIVED BY LIBD UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTHS PRIOR TO THE EVENT GIVING RISE TO THE CLAIM FOR DAMAGES. NOTWITHSTANDING ANYTHING TO THE

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CONTRARY, NOTHING IN THIS SECTION 9.3 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 9.1 OR 9.2, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS IN ARTICLE 8, OR DAMAGES AVAILABLE FOR A PARTY’S FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

9.4 Insurance. Each Party shall procure and maintain insurance, continuing throughout the Term of this Agreement and for a period of [***] ([***]) years thereafter, including product liability insurance (with respect to Latigo only, and only from and after the initiation of human clinical trials), adequate to cover its obligations hereunder and consistent with normal business practices of prudent companies similarly situated at all times during which any Licensed Product is being clinically tested in human subjects or commercially distributed or sold by such Party. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 9 or that the maintenance of such insurance shall not be construed to relieve either Party of its other obligations under this Agreement. Each Party shall provide the other with written evidence of such insurance upon request. Each Party shall provide the other with written notice at least [***] ([***]) days prior to the cancellation, non-renewal or material change in such insurance. Latigo’s policy of insurance shall: (a) be issued by reputable and financially secure insurance carriers [***], (b) list LIBD, its Board of Directors, officers, employees, faculty, staff, students, agents and their successors, heirs and assigns as additional insureds, (c) be endorsed to provide that the insurer waives all subrogation rights it has or may have against any additional insured, and (d) be primary in respect of all additional insureds.

Article 10

REPRESENTATIONS, WARRANTIES, DISCLAIMERS

10.1 Representations and Warranties of the Parties. Each Party represents and warrants to the other Party that as of the Effective Date:

10.1.1 it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the applicable laws and regulations of its jurisdiction of incorporation, organization or chartering;

10.1.2 it has the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

10.1.3 the execution of this Agreement by its representative whose signature is set forth at the end hereof has been duly authorized by all necessary organizational action of such Party; and

10.1.4 when executed and delivered by such Party, this Agreement shall constitute the legal, valid and binding obligation of that Party, enforceable against that Party in accordance with its terms.

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10.2 LIBD’s Representations and Warranties. LIBD represents and warrants that to the best of the knowledge of LIBD’s Associate Director of Drug Discovery as of the Effective Date:

10.2.1 it is the record owner of all patent applications within the Licensed Patents listed in Appendix B hereto;

10.2.2 it has the right, power and authority to grant the licenses set forth hereunder;

10.2.3 neither its grant of the license nor its performance of any of its obligations under this Agreement conflicts with, violates or results in a breach by LIBD of any applicable law or any provision of any LIBD agreement; requires the consent, approval or authorization of any regulatory authority or other third party in order for LIBD to enter into this Agreement, or requires the provision of any payment or other consideration by LIBD to any third party; and

10.2.4 during the Term, LIBD shall not enter into any agreement or contract that would constitute a breach of any of its obligations under this Agreement.

10.3 Latigo’s Representations and Warranties and Covenants.

10.3.1 Latigo hereby represents and warrants to LIBD that, during the Term, Latigo shall not enter into any material agreement or contract that would be inconsistent with any of its obligations under this Agreement.

10.3.2 Latigo and its Affiliates and Sublicensees shall carry out all obligations under this Agreement, including all activities associated with the research, development, manufacture, importation, commercialization, use and sale of Licensed Products in compliance with all Applicable Laws. Latigo’s or its Affiliates’ or Sublicensees’ intentional, continued, or recidivistic disregard to so comply with Applicable Laws shall be deemed a material breach of this Agreement giving LIBD the right to terminate this Agreement in accordance with Section 7.2. For these purposes “Applicable Laws” means all laws, statutes, rules, regulations, requirements, ordinances or other pronouncements having the effect of law of any government, regulatory authority or political subdivision, whether domestic or foreign, any order, judgment, injunction, notice, decree or other requirement or rule of law or legal process (including common law), rules or requirements of any governmental body, each as it may be amended from time to time, including those applicable to protecting the rights, integrity and confidentiality of human trial subjects (including, to the extent applicable, approval of any human trials by an appropriately constituted institutional review board (“IRB”)), those applicable to the treatment of animals in research, those applicable to the use of biological materials and the operation of research facilities and those relating to non-discrimination, sexual harassment, and equal employment opportunity.

10.4 Disclaimers. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 10, (A) NO REPRESENTATION, CONDITION OR WARRANTY WHATSOEVER IS MADE OR GIVEN BY OR ON BEHALF OF EITHER PARTY; AND (B) ALL OTHER CONDITIONS AND WARRANTIES WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE ARE HEREBY EXPRESSLY EXCLUDED, INCLUDING ANY CONDITIONS AND WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. WITHOUT LIMITING THE FOREGOING, LIBD DOES NOT MAKE ANY REPRESENTATION OR WARRANTY THAT THE LICENSED PATENTS ARE VALID OR ENFORCEABLE, OR THAT ANY EXERCISE OF THE LICENSED PATENTS, INCLUDING WITHOUT LIMITATION, THE SALE OF LICENSED PRODUCTS OR OTHER,

USE, COMMERCIALIZATION OR OTHER EXPLOITATION OF THE LICENSED SUBJECT MATTER, WILL NOT INFRINGE OR MISAPPROPRIATE ANY PATENT OR OTHER PROPRIETARY RIGHT OF ANY THIRD PARTY. ANY WARRANTY MADE BY LATIGO TO ITS CUSTOMERS, USERS OF ANY LICENSED PRODUCT OR ANY OTHER THIRD PARTY ARE MADE BY LATIGO ALONE AND SHALL NOT BIND LIBD OR BE DEEMED OR TREATED AS HAVING BEEN MADE BY LIBD. LIBD MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER AS TO ANY RESULTS TO BE ACHIEVED IN CONSEQUENCE OF LATIGO CARRYING OUT ANY DEVELOPMENT EFFORTS OR ACTIVITIES UNDER THIS AGREEMENT, OR THAT THAT THE DEVELOPMENT OR COMMERCIALIZATION OF ANY LICENSED PRODUCT WILL BE SUCCESSFUL OR THAT ANY LICENSED PRODUCT WILL BE COMMERCIALLY EXPLOITABLE.

Article 11

NON-USE OF NAMES AND PUBLICITY

11.1 Non-Use of Names. Neither Party shall use the name, trademark, service mark, trade name, or symbol or any adaptation thereof of the other Party or of any of its directors, officers, employees, investigators, agents or representatives, medical and professional staff, or Affiliates for advertising, marketing, endorsement, promotional or sales literature, publicity, or other public announcement or disclosure without the specific prior written consent of an authorized representative of the other Party or individual whose name is to be used as to each such use. Any request to make use of LIBD’s name shall be made at least [***] ([***]) business days in advance of any proposed use and be made by written request to: Communications@libd.org.

11.2 Publicity. The Parties shall maintain the existence and terms of this Agreement confidential, and neither Party shall issue any press release or other public statements related to this Agreement without the specific prior written consent of an authorized representative of the other Party as to each such use. After the first approved press release related to this Agreement, the Parties may make factual statements that Latigo has a license from LIBD under one or more of the patents or patent applications comprising the Licensed Patents and regarding the type and extent of the license. Notwithstanding the foregoing, at any time, (i) Latigo may disclose the existence and terms of this Agreement to potential or actual investors, acquirers, Sublicensees, collaboration partners, consultants and advisors on a reasonable need to know basis subject to written obligations of confidentiality at least as restrictive as those set forth herein, or as required by securities or other applicable laws or rules, and (ii) LIBD may disclose the existence and terms of this Agreement to consultants, advisors, and its Board of Directors on a reasonable need to know basis subject to written obligations of confidentiality at least as restrictive as those set forth herein.

Article 12

DISPUTE RESOLUTION

12.1 Disputes. The Parties recognize that disputes as to certain matters may from time to time arise that relate to either Party’s rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 12 to resolve any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, including any subsequent amendments, or the validity, enforceability, construction, performance or breach hereof (and including the applicability of this Section 12.1 to any such controversy or claim), if and when a dispute arises under this Agreement.

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12.2 Initial Escalation. With respect to all disputes arising between the Parties, including any dispute relating to an alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement, if the Parties are unable to resolve such dispute within [***] ([***]) days after such dispute is first identified by either Party in writing to the other, either Party shall have the right to refer such dispute to the senior executive officers for each Party for attempted resolution by written notice to the other Party referencing the particular dispute and this Section 12.2. In such case, a senior executive officer designated by each Party and having the right to bind such Party with respect to the matter in dispute shall have good faith negotiations within [***] ([***]) days after such notice is received, including at least one (1) meeting (including by telephone or videoconference) of the senior executive officers within [***] ([***]) days after such notice is received. If the senior executives should resolve such dispute, a memorandum setting forth their agreement will be prepared and signed by both Parties if requested by either Party. In all events, the Parties shall cooperate in an effort to limit the issues for consideration in such manner as narrowly as reasonably practicable in order to resolve the dispute.

12.3 Binding Arbitration. If the senior executive officers designated by the Parties are not able to resolve such dispute referred to them under Section 12.2 within such [***] ([***]) day period, such dispute shall be resolved through binding arbitration, which arbitration may be initiated by either Party by written notice to the other Party referencing the particular dispute and this Section 12.3 at any time after the conclusion of such period, on the following basis:

12.3.1 The place of arbitration shall be New York, New York, and all proceedings and communications shall be in English.

12.3.2 The arbitration shall be administered by JAMS pursuant to the Comprehensive Arbitration Rules and Procedures of JAMS then in effect (the “JAMS Rules”).

12.3.3 The arbitration shall be conducted by a single arbitrator, unless either Party requests a panel of three arbitrators, experienced in the pharmaceutical business and experienced with non-profit research institution practices. If a Party asks for a panel, then within [***] ([***]) days after the notice initiating the arbitration, each Party shall appoint one arbitrator by written notice to the other Party and the two Party-appointed arbitrators shall select the third arbitrator within [***] ([***]) days of their appointment. If the Party-appointed arbitrators are unable to agree upon the third arbitrator, the third arbitrator shall be appointed by JAMS.

12.3.4 Judgment upon the award rendered by such arbitrator(s) shall be binding on the Parties and may be entered by any court or forum having jurisdiction.

12.3.5 Either Party may apply to the arbitrator(s) for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Further, either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of such Party pending the arbitration award.

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12.3.6 The arbitrator(s) shall have no authority to award punitive or any other type of damages not allowed pursuant to Section 9.3 of this Agreement.

12.3.7 Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrator(s)’ and any administrative fees of arbitration, unless the arbitrator(s) determine that a Party has incurred unreasonable expenses due to vexatious or bad faith position taken by the other Party, in which event, the arbitrator may make an award of all or any portion of such expense so incurred.

12.3.8 Reasons for the arbitrator(s)’ decision should be complete and explicit, including determinations of law and fact. The written reasons should also include the basis for any damages awarded and a statement of how the damages were calculated. Such written decision should be rendered by the arbitrator(s) following a full comprehensive hearing, as soon as practicable but in no event later than [***] ([***]) months following the selection of the arbitrator(s) under Section 12.3.3.

12.3.9 Except to the extent necessary to confirm or enforce an award or as may be required by law, neither Party nor any arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties.

12.3.10 In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable statute of limitations; provided that such limitation shall be tolled as of the date a Party notifies the other Party of such dispute, controversy or claim pursuant to this Article 12.

12.4 Injunctive Relief. Nothing herein may prevent either Party from seeking a preliminary injunction or temporary restraint order in order to prevent the disclosure of Confidential Information without appropriate authorization under this Agreement.

Article 13

MISCELLANEOUS

13.1 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective permitted assigns and successors in interest. Except as expressly permitted in this Agreement, neither Party shall assign, delegate or subcontract any of its rights or obligations under this Agreement without the prior written consent of the other Party; provided that either Party may assign this Agreement without such consent to an Affiliate or a successor whether by a merger, acquisition, consolidation, reorganization, sale of all or substantially all the assets or business of such Party to which this Agreement relates, or similar transaction, so long as prompt written notice is provided to the other Party, and the assignee agrees to be bound by all the terms and conditions of this Agreement. For clarity, if LIBD assigns any right or interest in or to any Licensed Subject Matter, such assignment shall be void ab initio unless expressly subject to the terms and conditions of this Agreement.

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13.2 Notices. Any notice or other communication given under this Agreement (excluding correspondence or communications pursuant to Section 5.2 or reports and payments under Section 4.2, 4.3, or 5.2) shall be in writing and shall be deemed delivered when sent by certified first class mail, or by overnight courier with confirmed receipt, addressed to the Parties as follows (or at such other addresses as the Parties may notify each other in writing):

Latigo: Latigo Biotherapeutics, Inc. 1290 Rancho Conejo Boulevard Suite 102 Thousand Oaks, CA 91320 Attention: Scott M. Wasserman, MD	LIBD: Lieber Institute, Inc. 855 North Wolfe Street Suite #300, 3rd Floor Baltimore, MD 21205 Attention: [***]

13.3 Governing Law. This Agreement and all disputes arising out of or related to this Agreement or any breach hereof shall be governed by and construed under the laws of the State of New York, without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction.

13.4 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the Parties shall negotiate in good faith to modify this Agreement to preserve (to the extent possible) their original intent.

13.5 Interpretation. The article, section, and paragraph headings contained in this Agreement and the Background recitals are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement. The words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation.” The Parties acknowledge that each Party has read and negotiated the language used in this Agreement. Because all Parties participated in negotiating and drafting this Agreement, no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any Party by reason of that Party’s role in drafting this Agreement.

13.6 Amendment and Waiver. No waiver, modification, release or amendment of any obligation under this Agreement shall be valid or effective unless in writing and signed by an authorized representative of the Party to be bound and explicitly references this Agreement and specifies that it is the Parties’ intent to modify the terms and/or conditions set forth herein. The Parties acknowledge that invoices, purchase orders or other mechanisms for administering any payment or other obligation set forth herein shall not contain terms and conditions separate from, in addition to, and/or in conflict with this Agreement, and that any such terms, if present, shall be void and without effect, and shall not be enforceable by any Party hereto. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a further or continuing waiver of such condition or term or of any other condition or term.

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13.7 Force Majeure. Neither Party shall be responsible for delays resulting from unforeseen causes arising after the Effective Date that are beyond the reasonable control of such Party, including fire, explosion, flood, war, strike, riot, labor disturbance, pandemic, epidemic or other rapidly spreading contagion, quarantine, or acts of God or government, provided that the nonperforming Party gives the other Party prompt written notice of any delay resulting from any such event and uses Commercially Reasonable Efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

13.8 Entire Agreement. The Parties hereto agree that this Agreement (including any appendices) sets forth the entire agreement and understanding of the Parties hereto as to the subject matter hereof, and supersedes any and all prior written and oral agreements, understandings, promises or offers, including any term sheet which preceded its drafting, including [***] and [***].

13.9 Independent Contractors. For the purpose of this Agreement, each Party shall be, and shall be deemed to be, an independent contractor and not an agent, partner, joint venturer or employee of the other Party. Neither Party shall have authority to make any statement, representation or commitment of any kind, or to take any action which shall be binding on the other Party, except as may be explicitly authorized in writing.

13.10 Counterparts. This Agreement and any amendment hereto may be executed in counterparts, including by facsimile or by electronic scan copies delivered by email, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

LATIGO BIOTHERAPEUTICS, INC.		LIEBER INSTITUTE, INC.

By:	/s/ Scott Wasserman, M.D.	By:	/s/ Daniel Weinberger, M.D.
Name:	Scott Wasserman, M.D.	Name:	Daniel Weinberger, M.D.
Title:	CEO	Title:	CEO and Director

Date:	7/22/2020	Date:	7/22/2020

CONFIDENTIAL

Appendix A

LICENSED KNOW-HOW

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CONFIDENTIAL

Appendix B

LICENSED PATENTS

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AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to the License Agreement (“Amendment”) is effective as of this 6th day of August, 2020 (the “Amendment Effective Date”) by and between Lieber Institute, Inc. (d/b/a: Lieber Institute for Brain Development), a nonprofit research institute with an address at 855 North Wolfe Street, Suite #300, 3rd Floor, Baltimore, MD 21205 (“LIBD”), and Latigo Biotherapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware, with an address at 1290 Rancho Conejo Boulevard, Suite 102, Thousand Oaks, CA 91320 (“Latigo”) (each a “Party” and collectively the “Parties”).

WHEREAS, pursuant to that certain License Agreement entered into by and between the Parties effective as of the 22nd day of July 2020 (the “License Agreement”), LIBD granted Latigo an exclusive license to certain patent rights and rights to future improvements with respect to Nav1.8.

WHEREAS, LIBD filed a provisional patent application on July 22, 2020 which claims such an improvement;

WHEREAS, the Parties now desire to amend the License Agreement to include such provisional patent application under Latigo’s exclusive license;

NOW, THEREFORE, in consideration of the covenants and promises contained in this Amendment, and intending to be legally bound, the Parties agree as follows

ARTICLE I

ELECTION OF IMPROVEMENT

1.1 Unless otherwise defined in this Amendment, initially capitalized terms used herein shall have the meanings given to them in the License Agreement.

1.2 The Parties acknowledge that LIBD has disclosed an Improvement to Latigo in accordance with Section 6.2 of the License Agreement. Latigo hereby elects to exclusively license such Improvement and include the corresponding Improvement Patent Right under the License Agreement.

1.3 Accordingly, Appendix B of the License Agreement is hereby deleted in its entirety and replaced with the text set forth on Appendix B hereto.

ARTICLE II

MISCELLANEOUS

2.1 No Other Modifications. Except as specifically set forth in this Amendment, the terms and conditions of the License Agreement shall remain in full force and effect. No waiver, alteration or modification of any of the provisions of this Amendment shall be binding unless made in writing and signed by the Parties by their respective officers thereunto duly authorized.

2.2. Counterparts. This Amendment may be executed in counterparts, including by facsimile or by electronic scan copies delivered by email, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the Amendment Effective Date by their duly authorized representatives.

Lieber Institute, Inc.

By:	/s/ Daniel Weinberger, M.D.
Name: Daniel Weinberger, M.D.
Title: CEO and Director
Date: 8/6/2020

Latigo Biotherapeutics, Inc.

By:	/s/ Scott Wasserman, M.D.
Name: Scott Wasserman, M.D.
Title: CEO
Date: 8/11/2020

Appendix B

LICENSED PATENTS

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AMENDED AND RESTATED AMENDMENT NO. 2 TO LICENSE AGREEMENT

This Amended and Restated Amendment No. 2 to the License Agreement (“A&R Second Amendment”) is effective as of this 28th day of January 2022 (the “A&R Second Amendment Effective Date”) by and between Lieber Institute, Inc. (d/b/a: Lieber Institute for Brain Development), a nonprofit research institute with an address at 855 North Wolfe Street, Suite #300, 3rd Floor, Baltimore, MD 21205 (“LIBD”), and Latigo Biotherapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware, with an address at 1290 Rancho Conejo Boulevard, Suite 102, Thousand Oaks, CA 91320 (“Latigo”) (each a “Party” and collectively the “Parties”).

WHEREAS, pursuant to that certain License Agreement entered into by and between the Parties effective as of the 22nd day of July 2020 (the “License Agreement”), as amended as of (a) the 6th day of August 2020 (the “First Amendment”) and (b) the 3rd day of September 2021 (such date, the “Second Amendment Effective Date, and such amendment, the “Second Amendment”), LIBD granted Latigo an exclusive license to certain patent and other rights with respect to Nav1.8 and future improvements thereof all on the terms and conditions thereof; and

WHEREAS, the First Amendment added a provisional patent application (“LIBD-03”) under Latigo’s exclusive license which claimed an improvement;

WHEREAS, the Second Amendment included LTGO-03 as a jointly owned patent under Latigo’s exclusive license, including each Party’s rights and obligations with respect thereto;

WHEREAS, the Parties now wish to amend and restate the Second Amendment (including Appendix A and updating Appendix B of the License Agreement), to include LTGO-04, LTGO-08, and LTGO-09 in LTGO-03, all as set forth in this A&R Second Amendment.

NOW, THEREFORE, in consideration of the covenants and promises contained in this A&R Second Amendment, and intending to be legally bound, the Parties agree as follows:

ARTICLE I

OMNIBUS FILING(S)

1.1 Unless otherwise defined in this A&R Second Amendment, initially capitalized terms used herein shall have the meanings given to them in the License Agreement.

1.2 The Parties hereby replace the Second Amendment in its entirety with this A&R Second Amendment effective as of the A&R Second Amendment Effective Date. For clarity, the Second Amendment was effective from the Second Amendment Effective Date until the execution of this A&R Second Amendment on the A&R Second Amendment Effective Date.

1.3 The Parties acknowledge that certain subject matter disclosed or claimed in LTGO-03 (previously combined with now abandoned LIBD-03) and certain subject matter owned or controlled by Latigo are necessary or reasonably useful for Prosecution relating to LTGO-04, LTGO-08, and LTGO-09 (individually and collectively, the “Other LTGO Applications”, as described on Exhibit A hereto) and that both Parties would mutually benefit from the inclusion of Other LTGO Applications in the patent filing for LTGO-03 (such amended filings, the “Omnibus Filing(s)”). Accordingly, the Parties hereby agree to jointly pursue the Prosecution of LTGO-03 inclusive of the subject matter of the Other LTGO Applications as set forth herein. LIBD hereby authorizes Latigo to include subject matter previously disclosed or claimed in LIBD-03 in patent filings relating to Omnibus Filing(s) and to use and disclose such subject matter in connection with such filings and to perform its obligations and exercise its rights under the License

Agreement. In recognition of each Party’s contribution to the development of its respective subject matter, as of the A&R Second Amendment Effective Date, the Parties shall jointly own, and hereby agree they are joint owners (regardless of inventorship) of, the Omnibus Filing(s) and (a) all substitutions, divisions and continuations, in whole or in part; (b) all patents issuing on any of the foregoing, claiming priority thereto or sharing priority therewith, and reissues, registrations, renewals, re-examinations, and extensions of the foregoing; and (c) any and all United States and foreign counterparts of any of the foregoing and all patents issuing therefrom (collectively, the “Joint Patents”), such that each Party owns an undivided joint interest in and to such Joint Patents. Each Party agrees to assign and hereby assigns to the other Party such joint interest in the Joint Patents. Except as otherwise provided in the License Agreement or in Section 1.6 below, neither Party shall have any obligation to obtain any approval of, nor pay a share of the proceeds to, the other Party to practice or otherwise exploit such Joint Patents, and each Party hereby waives any right it may have under the applicable laws of any jurisdiction to require such approval or accounting. The Parties shall reasonably cooperate with each other and take any actions reasonably necessary to effect the purposes of this Section 1.3. During the term of the License Agreement, LIBD’s joint interest in the Joint Patents is hereby deemed included in the definition of “Licensed Patents” and exclusively licensed to Latigo under the License Agreement. Effective as of the Second Amendment Effective Date, LIBD agreed not to disclose any non-public data, reports, or results to the extent relating to any Joint Patents or Joint Products (as defined in Section 2.1 below) to any third parties without Latigo’s express prior written consent.

1.4 Notwithstanding anything to the contrary in the License Agreement (including Section 6.3.1 thereof), as of the A&R Second Amendment Effective Date, Latigo shall have responsibility for the Prosecution of the Joint Patents at Latigo’s expense, including choice of patent counsel, reasonably acceptable to LIBD. Latigo shall instruct patent counsel to keep LIBD informed of Prosecution of the Joint Patents, provide LIBD with copies of all material Prosecution documentation and correspondence (including office actions and draft patent applications) reasonably in advance of applicable deadlines such that LIBD has a reasonable opportunity to review and comment, give LIBD and its designees reasonable opportunity to advise Latigo on the Prosecution of the Licensed Patents, and consider in good faith LIBD’s comments and suggestions prior to taking material actions for the same. At the reasonable request of LIBD, Latigo shall consider in good faith all Prosecution actions reasonably recommended by LIBD which would expand the scope of rights sought or add dependent claims to cover specific Joint Products. For clarity, Latigo shall have final decision authority over the Prosecution of the Joint Patents. Latigo shall notify LIBD at least [***] ([***]) days prior to any deadline if it intends to abandon, or otherwise elect to forego its rights in, any Joint Patents and LIBD shall have the opportunity to assume control of Prosecution of such Joint Patents in the name of both Parties at LIBD’s expense.

1.5 Further, notwithstanding anything to the contrary in the License Agreement (including Section 6.4.2 thereof), [***].

1.6 Upon termination of the License Agreement, notwithstanding anything to the contrary in the License Agreement (including Section 7.5 thereof), (a) Latigo’s exclusive license under LIBD’s joint interest in the Joint Patents shall terminate, each Party shall retain its rights to exploit its joint interest in the Joint Patents, and nothing herein shall be construed to release either Party from any obligation that matured prior to the effective date of such termination; (b) neither Party shall be obligated to return or destroy any Confidential Information related to the Joint Patents or Joint Products; (c) Latigo may continue production and sale of Joint Products; (d) final reports in accordance with Article 4 (Records, Reports and Payments) shall be submitted to LIBD; and (e) all royalties and other payments accrued or due to LIBD under this Agreement with respect to Joint Products as of the termination date shall become immediately payable. For clarity, in the event Latigo continues to produce and sell Joint Products, per subsection (c) above, Latigo shall remain subject to the royalties and milestone payments owed to LIBD in Section 2.1 below with respect Net Sales of such Joint Products in all countries in the Territory where the Royalty Term is then in

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effect; provided that such payments shall be reduced by [***] percent ([***]%) for [***] after the effective date of termination of the License Agreement or such longer period as is reasonably necessary to sell all Joint Products then in process of manufacture upon the effective date of termination of the License Agreement (“Joint Product Sell-Off Period”). For further clarity, the [***] percent ([***]%) reduction will not continue to apply in the event Latigo continues to sell Joint Products after the Joint Product Sell-Off Period. Section 7.5.3 of the License Agreement shall not apply to Joint Products after termination of the License Agreement.

ARTICLE II

FINANCIAL CONSIDERATION FOR LTGO-03

2.1 Sections 3.2.1, 3.3.1, 3.3.2, and 3.4 of the License Agreement are hereby amended and replaced in their entirety solely with respect to any Licensed Product covered by one or more Valid Claims of a Joint Patent and not covered by any Valid Claim of any other Licensed Patents (“Joint Product”), as set forth below corresponding to the applicable provisions and section numbers in the original License Agreement. Joint Products are hereby deemed included in the definition of “Licensed Product” under the License Agreement, provided that the financial consideration terms set forth in Article 3 of the License Agreement shall only apply to Licensed Products other than Joint Products (and corresponding Licensed Patents other than Joint Patents) and the amended financial consideration terms set forth herein shall only apply to Joint Products (and corresponding Joint Patents).

3.2.1 Royalties. Subject to Section 3.2.2 and Section 3.2.3 of the License Agreement, for any Net Sales of Joint Products, Latigo shall pay to LIBD a royalty of [***]% of such Net Sales. For clarity, the royalty reductions pursuant to Section 3.2.3 of the License Agreement shall apply to all Licensed Products including Joint Products.

3.3.1 Development/Regulatory Milestone Payments. Latigo shall pay to LIBD the applicable one-time milestone payments for the first Joint Product to accomplish the corresponding milestone event. For clarity, each milestone payment shall be payable once only for the first occurrence of the milestone event with the first Joint Product.

Milestone Event	Milestone Payment
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[***]	[***]
[***]	[***]

3.3.2 Commercial Milestone Payments. Latigo shall pay to LIBD the applicable one-time milestone payments upon the first achievement of the corresponding annual aggregate Net Sales threshold by the first Joint Product to accomplish the corresponding milestone event in accordance with the table below.

Milestone Event	Milestone Payment
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[***]	[***]
[***]	[***]

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3.4 Sublicensing Payments. Latigo shall pay to LIBD a percentage of all Sublicensing Revenue equal to [***] ([***]%) percent to the extent the applicable Sublicense relates to any Joint Products or Joint Patents.

ARTICLE III

MISCELLANEOUS

3.1 No Other Modifications. Except as specifically set forth in this A&R Second Amendment, the terms and conditions of the License Agreement (as previously amended) shall remain in full force and effect. No waiver, alteration or modification of any of the provisions of this A&R Second Amendment shall be binding unless made in writing and signed by the Parties by their respective officers thereunto duly authorized.

3.2 Counterparts. This A&R Second Amendment may be executed in counterparts, including by facsimile or by electronic scan copies delivered by email, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have caused this A&R Second Amendment to be executed as of the A&R Second Amendment Effective Date by their duly authorized representatives.

Lieber Institute, Inc.

By:	/s/ Daniel Weinberger, M.D.
Name: Daniel Weinberger, M.D.
Title: CEO and Director
Date: 2/1/2022

Latigo Biotherapeutics, Inc.

By:	/s/ Scott M. Wasserman, M.D.
Name: Scott M. Wasserman, M.D.
Title: CEO
Date: 2/1/2022

Appendix A

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Appendix B

LICENSED PATENTS

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